UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A-1

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):     September 30, 2013

GLOBAL HEALTHCARE REIT, INC.

f/k/a Global Casinos, Inc.

(Exact Name of Registrant as Specified in its Charter)

Utah	0-15415	87-0340206
(State or other jurisdiction of incorporation)	Commission File Number	(I.R.S. Employer Identification number)

       3050 Peachtree Road NW, Suite 355, Atlanta GA  30305

(Address of principal executive offices)                    (Zip Code)

Registrant's telephone number, including area code:   (404) 549-4293

______________________________

(Former name or former address, if changed since last report)

___	Written communications pursuant to Rule 425 under the Securities Act
___	Soliciting material pursuant to Rule 14a-12 under the Exchange Act
___	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
___	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

ITEM 2.01	COMPLETION OF ACQUISITION AND DISPOSITION OF ASSETS
ITEM 3.02	UNREGISTERED SALE OF EQUITY SECURITIES
ITEM 5.01	CHANGES IN CONTROL OF REGISTRANT
ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS
ITEM 5.03	AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR
ITEM 8.01	OTHER EVENTS

ITEM 9.01:      FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND    EXHIBITS

(a)

Financial Statements

Filed herewith are the consolidated audited financial statements of West Paces Ferry Healthcare REIT, Inc. and Subsidiary, which comprises the consolidated balance sheet as of June 30, 2013, and the related consolidated statements of operations, changes in stockholders’ deficit and cash flows for the period from March 13, 2013 (date of inception) through June 30, 2013.  Those financial statements include the following:

1.

Report of Independent Registered Public Accounting Firm.

2.

Consolidated Balance Sheet at June 30, 2013

3.

Consolidated Statements of Operations for the period from March 13, 2013 (date of inception) through June 30, 2013

4.

Consolidated Statement of Changes in Shareholders’ Deficit for the period from March 13, 2013 (date of inception) through June 30, 2013.

5.

Consolidated Statements of Cash Flows for the period from March 13, 2013 (date of inception) through March 13, 2013

6.

Notes to Consolidated Financial Statements

 West Paces Ferry Healthcare REIT, Inc.

and Subsidiary

Consolidated Financial Statements

For the period from March 13, 2013

(date of inception) through June 30, 2013

Carr, Riggs & Ingram, LLC

4360 Chamblee Dunwoody Road # 420

Atlanta, GA  30341

770-457-6606

 Independent Auditors’ Report

To the Stockholders

West Paces Ferry Healthcare REIT, Inc.

Atlanta, Georgia

We have audited the accompanying consolidated financial statements of West Paces Ferry Healthcare REIT, Inc. and Subsidiary, which comprises the consolidated balance sheet as of June 30, 2013, and the related consolidated statements of operations, changes in stockholders’ deficit and cash flows for the period from March 13, 2013 (date of inception) through June 30, 2013, and the related notes to the consolidated financial statements.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these consolidated financial statements in accordance with accounting principles generally accepted in the United States of America. This includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditor’s Responsibility

Our responsibility is to express an opinion on these consolidated financial statements based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the consolidated financial statements. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the consolidated financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the consolidated financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of West Paces Ferry Healthcare REIT, Inc. and Subsidiary as of June 30, 2013, and the results of its operations and its cash flows for the period from March 13, 2013 (date of inception) through June 30, 2013, in conformity with accounting principles generally accepted in the United States of America.

/s/ Carr, Riggs & Ingram, LLC

Atlanta, Georgia

November 7, 2013

West Paces Ferry Healthcare REIT, Inc. and Subsidiary

Consolidated Balance Sheet

June 30, 2013

Assets

Property and equipment

Land

$     50,000

Land improvements

200,000

Building and improvements

4,230,100

Furniture, fixtures and equipment

     400,000

4,880,100

Less: accumulated depreciation

     194,333

Property and equipment, net

4,685,767

Other assets

Cash and cash equivalents

       1,385

Due from affiliates

      35,400

Due from majority stockholder

     449,900

Restricted cash - escrow account

200,000

Deferred loan costs, net of accumulated amortization of $42,583

85,165

Deferred lease incentive, net of accumulated amortization of $4,000

16,000

Straight line rent adjustment

24,000

Goodwill

     100,000

Total other assets

     911,850

Total assets

$5,597,617

See accompanying notes to the consolidated financial statements.

West Paces Ferry Healthcare REIT, Inc. and Subsidiary

Consolidated Balance Sheet (continued)

June 30, 2013

Liabilities and Stockholders’ Deficit

Accounts payable

      $     58,683

Accrued property taxes

2,882

Due to affiliate

7,345

Accrued interest - Colony Bank

33,677

Accrued interest - Dodge Investors, LLC

11,917

Accrued interest - Global Casinos, Inc.

         8,333

Note payable - Colony Bank

4,152,073

Note payable - Dodge Investors, LLC

  1,100,000

Note payable - Global Casinos, Inc.

500,000

Lease security deposit

       25,000

Total liabilities

  5,899,910

Stockholders’ deficit

  West Paces Ferry Healthcare REIT, Inc. and Subsidiary deficit

Common stock, 1,000 shares at $.10 par authorized,

1,000 shares to be issued and outstanding

100

Common stock subscription receivable

        (100)

Retained deficit

    (209,749)

Total West Paces Ferry Healthcare REIT, Inc. and

Subsidiary deficit

(209,749)

  Non-controlling interest

      (92,544)

Total stockholders’ deficit

    (302,293)

Total liabilities and stockholders’ deficit

$5,597,617

See accompanying notes to the consolidated financial statements

West Paces Ferry Healthcare REIT, Inc. and Subsidiary

Consolidated Statement of Operations

For the period from March 13, 2013 (date of inception) through June 30, 2013

Revenue

Rent income

$163,333

Other income

         373

  163,706

Expenses

General and administrative

83,984

Bad debt expense

108,182

Depreciation

56,680

Amortization of loan costs

12,420

Interest

  138,622

Total expenses

  399,888

Consolidated net loss

(236,182)

Net loss attributable to the non-controlling interest

in Dodge NH, LLC

     69,405

Net loss attributable to West Paces Ferry Healthcare REIT, Inc.

and Subsidiary

$(166,777)

See accompanying notes to the consolidated financial statements

West Paces Ferry Healthcare REIT, Inc. and Subsidiary

Consolidated Statement of Changes in Stockholders’ Deficit

For the period from March 13, 2013 (date of inception) through June 30, 2013

Common Stock to be Issued
Shares	Amount	Subscriptions Receivable	Retained Deficit	Non- Controlling Interest	Total Stockholders’ (Deficit)

Stockholders’  deficit -

beginning of period

$  -

$  -

$  -

$     -

$      -

$     -

Acquisition of controlling

interest in Dodge NH, LLC

   -

     -

     -

  (42,972)

    (23,139)

     (66,111)

Stockholders’ deficit -

beginning of period as adjusted

for acquisition of controlling

interest in Dodge NH, LLC

-

  -

-

(42,972)

(23,139)

(66,111)

Stock subscriptions

1,000

100

(100)

-

-

Net loss for the period

     -

    -

    -

    (166,777)

   (69,405)

   (236,182)

Stockholders’  deficit -

end of period

$1,000

$100

$(100)

$(209,749)

$(92,544)

$(302,293)

See accompanying notes to the consolidated financial statements

West Paces Ferry Healthcare REIT, Inc. and Subsidiary

Consolidated Statement of Cash Flows

For the period from March 13, 2013 (date of inception) through March 31, 2013

Cash flows from operating activities

Consolidated net loss

$(236,182)

Adjustments to reconcile consolidated net loss

to net cash provided by operating expenses

Depreciation

56,680

Amortization of deferred loan costs

12,420

Amortization of deferred lease incentive

1,167

Bad debt expense

108,182

Increase in straight line rent adjustment

(7,000

)

Increase (decrease) in operating liabilities:

Accounts payable

58,271

Accrued interest - Colony Bank

23,562

Accrued interest - Dodge Investors, LLC

5,958

Accrued interest - Global Casinos, Inc.

8,333

Deferred revenue

    (22,500

)

  Cash provided by operating activities

       8,891

Cash flows from investing activities

Acquisition of Dodge NH, LLC – controlling interest

        (100)

Cash used in investing activities

(100)

Cash flows from financing activities

Net advances to affiliates

(4,555

)

Payments on note payable - Colony Bank

(14,139

)

Repayment of advances from stockholder

          100

  Cash used in financing activities

    (18,594

)

Net change in cash and cash equivalents

(9,803

)

Cash and cash equivalents - beginning of period

     11,188

Cash and cash equivalents - end of period

$     1,385

See accompanying notes to the consolidated financial statements

West Paces Ferry Healthcare REIT, Inc. and Subsidiary

Notes to Consolidated Financial Statements

For the period from March 13, 2013 (date of inception) through June 30, 2013

Note 1 - Summary of significant accounting policies

This summary of significant accounting policies of West Paces Ferry Healthcare REIT, Inc. and Subsidiary (the Company) is presented to assist in understanding the Company’s consolidated financial statements.  The consolidated financial statements and notes are representations of the Company’s management who is responsible for the integrity and objectivity of the consolidated financial statements.  The accounting policies conform to accounting principles generally accepted in the United States of America.

Organization, general and income taxes

West Paces Ferry Healthcare REIT, Inc. was organized as a real estate investment trust (REIT) corporation on March 13, 2013, for the purpose of investing in real estate related to the long-term care industry.

To qualify as a REIT, the company must meet a number of organizational and operational requirements including a requirement that it distribute at least 90% of its taxable income to its stockholders.  As a REIT, the Company generally will not be subject to corporate level federal income tax on net income it distributes currently to its stockholders. The Company intends to qualify as a REIT from its inception and, accordingly, no provision for income taxes has been included in the accompanying financial statements.  The Company may be subject to certain state and local taxes on its income and property and to federal income and excise tax on its undistributed taxable income.  The Company has estimated that these taxes are not significant to the consolidated financial statements as of June 30, 2013.

The Company acquired a 65% controlling interest in Dodge NH, LLC (Dodge) (Note 2) on March 15, 2013, from Georgia Healthcare REIT, Inc (Ga. REIT). Ga. REIT is related to the Company through common ownership and control.  Dodge was formed for the purpose of acquiring Middle Georgia Nursing Home, a 100 bed nursing home located in Eastman, Georgia.  The nursing home acquisition was completed by Dodge effective July 1, 2012.  From inception, Dodge has leased the facility to an unrelated third party nursing home operator described more fully in Note 6 below.

The remaining 35% of Dodge is owned by Dodge Investors, LLC (Dodge Investors).  Dodge Investors loaned funds totaling $1,100,000 to Dodge that were used in conjunction with a loan from Colony Bank (Note 3) to acquire the facility on July 1, 2012.  Dodge Investors, representing the “non-controlling” interest in these consolidated financial statements, is owned by several individual members that are not related to the majority stockholder of the Company.

Principles of consolidation

The Company’s consolidated financial statements include the accounts of its majority-owned subsidiary, Dodge. All significant inter-company transactions and balances have been eliminated in the consolidation.  The net loss and deficit attributable to the parent and non-controlling interest are reported separately.

Basis of accounting

The Company uses the accrual basis of accounting in accordance with accounting principles generally accepted in the Unites Stated of America. Accordingly, all revenues are recognized when earned and expenses when incurred.

Cash and cash equivalents

For purposes of the statement of cash flows, the Company considers all highly liquid debt instruments purchased with a maturity of three months or less to be cash equivalents.

Restricted cash - escrow account

Funds accumulated in the restricted cash - escrow account total $200,000, at June 30, 2013, and are restricted for uses described more fully in Note 3 below.

Property and equipment and depreciation

In accordance with purchase accounting guidance established for related party acquisitions, the original property and equipment owned by Dodge are stated at historic cost as held by Dodge on the date of acquisition.  Any subsequent betterments and improvements will also be stated at historic cost.  Depreciation is provided using the straight-line method for financial reporting purposes over the estimated useful lives of the assets.   Upon sale, retirement or other disposition of an asset, the cost and accumulated depreciation are removed and any gain or loss on the disposition is included in income.  Useful lives of the assets are summarized as follows:

Land improvements

15 years

Building and improvements

30 years

Furniture, fixtures and equipment

10 years

Property and equipment were assessed for impairment at the acquisition date and will be assessed annually thereafter for possible impairment and, when events or circumstances indicate that the carrying value of the asset may not be recoverable, the recorded asset value will be written down to its net realizable value.  These reviews for impairment will be conducted using historical cash flows as well as current estimates of future cash flows or appraisals. The recoverability of these costs is assessed by comparing the current carrying value to its undiscounted future cash flows.

All property and equipment owned by the Company is held as collateral for the Colony Bank loan described in Note 3.  Depreciation expense totaled $56,680, for the period ending June 30, 2013.

Advances to and from affiliates

The Company will periodically advance cash to and from various related parties as a part of the normal course of business.  The Company plans to monitor these advances on a continual basis, evaluating the creditworthiness of the related party and its ability to repay the advance, generally using the strength and projected cash flows of the underlying related party operations as a basis for extending credit.  The Company records allowances for collection against the advances or writes off the account directly, when indisputable factors are present that indicate the related party will not be able to repay the advance.

Deferred loan costs

Deferred loan costs are amortized over the life of the Colony Bank loan (Note 3).  Amortization expense for the period ended June 30, 2013, totaled $12,420.  Amortization of this intangible asset is expected to total approximately $42,600, per year through the maturity date of the Colony Bank loan.

Deferred lease incentive

Dodge provided the lessee with an incentive to execute the lease on July 1, 2012, valued at $20,000.  This amount has been capitalized and is being amortized over the life of the lease.  Amortization of this intangible asset is expected to total approximately $4,000, per year through the initial term of the lease described in Note 6.

Goodwill

Goodwill arises in connection with business combinations accounted for as a purchase where the purchase price exceeds the fair value of the net assets of the acquired business.  Purchased goodwill in the amount of $100,000, was recorded in connection with the acquisition of the nursing home owned by Dodge.  The Company assessed goodwill for impairment at the acquisition date and plans to assess on an annual basis thereafter.  No impairment losses have been reported during the period presented.

Revenue recognition

Rent from the Dodge facility is usually received and recognized as revenue by the Company in the month to which it relates.  The Dodge lease is subject to annual escalations of the minimum monthly rent required under the lease.  The accompanying financial statements reflect rental income on a straight-line basis over the term of the lease.  Cumulative adjustments associated with the straight-line rent requirement are reflected as a long-term asset and totaled $24,000, as of June 30, 2013.  Adjustments to reflect rent income on a straight line basis totaled $7,000 for the period ending June 30, 2013.

Use of estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and revenues and expenses during the period reported.  Actual results could differ from those estimates.

Note 2 - Acquisition of a controlling interest in Dodge NH, LLC

In accordance with Financial Accounting Standards Board (the “FASB”) Accounting Standards Codification (the “ASC”) 805-50-30-5, Business Combinations - Transactions Between Entities Under Common Control, the Dodge acquisition was recorded by the Company by measuring the recognized assets and liabilities of Dodge at their carrying amount in the accounts of Ga. REIT at the date of transfer.

The Company completed the acquisition of a controlling 65% equity interest in Dodge on March 15, 2013. The accounting guidance cited above also requires presentation of the acquired operations of Dodge as if it occurred on the earliest date presented in the financial statements of the acquirer.  Accordingly, the financial statements reflect rental operations of Dodge for the period from March 13, 2013, through June 30, 2013.  The purchase price of this 65% controlling interest was equal to $100.  The equity interest acquired is considered to be a controlling interest in Dodge.  Accordingly, the Company has consolidated 100% of the carrying amount of the assets and liabilities of Dodge in the financial statements and has also accounted for the non-controlling 35% equity interest on the date of acquisition as follows in this condensed presentation:

Cash and cash equivalents

$     11,188

Due from affiliates

131,682

Property and equipment, net

4,742,347

Restricted cash - USDA escrow

200,000

Goodwill

100,000

Other intangible assets, net

     131,752

Total assets

$5,316,969

Due to Member

$     50,000

Deferred revenue

22,500

Other liabilities

   44,368

Note payable - Colony Bank

4,166,212

Note payable - Dodge Investors, LLC

  1,100,000

Total liabilities

5,383,080

Retained deficit

(42,972

)

Non-controlling interest

      (23,139

)

Total liabilities and members’ deficit

$5,316,969

Note 3 - Note payable - Colony Bank

Note payable - Colony Bank, consisted of the following as of June 30, 2013:

Note payable to Colony Bank with interest at 6.25%, payable in equal monthly installments of $26,386 with a final balloon payment of the remaining principal and interest totaling approximately $4,064,000, on May 29, 2015. Collateral for this note is described below.	$4,152,073

All assets of the Dodge nursing home are pledged as collateral on the Colony Bank note.  In addition, the following are listed as additional collateral:

The majority stockholder of the Company has personally guaranteed the payment of the full amount of the note and the performance of all conditions stipulated in the loan agreement.

As additional collateral for the loan, the following security instruments have been executed and are being held in escrow in accordance with the agreement described below:

Coffee ALF, LLC (Coffee) - The bank holds a second priority deed to secure debt on an assisted living facility owned by Coffee located in Douglas, Georgia.  Brogdon Family, LLC, of which the majority stockholder is a member and the manager, is a 50% owner of Coffee.

Bay Landing ALF, LLC (Bay Landing) - The bank holds a second mortgage on an assisted living facility owned by Bay Landing located in Lynn Haven, Florida.  Brogdon Family, LLC,

of which the majority stockholder is a member and the manager, is a 100% owner of Bay Landing.

The additional collateral from Coffee and Bay Landing will not be recorded unless the terms of the Escrow Agreement (below) are not met.

Escrow Agreement

The Company intends to repay the loan from Colony Bank from the proceeds of a loan which is insured, guaranteed or extended by the United States Department of Agriculture (USDA) or some other agency of the United States of America.  To ensure the payment of the loan fees associated with the proposed loan, Colony Bank required the Company to deposit $200,000 into an escrow account to be used to pay those costs when incurred.  The escrow agent will also hold in escrow the security documents for the security interests in Coffee and Bay Landing described above.

According to the escrow agreement, in the event the Company is unable to obtain the contemplated loan on or before June 30, 2013, the escrow agent is instructed to disburse the $200,000 maintained in the escrow account to be applied at the Lender’s election against the balance of the Colony Bank loan.  In addition, the security documents held in escrow for the Coffee and Bay Landing security interests will be released to Colony Bank who will have the right to record the security documents in the respective county and state in which each property lies.  The Company did not obtain the contemplated loan as of June 30, 2013.  As of the date of this report, the cash deposit remains in the escrow account and the Company has not been notified that Colony Bank has taken action with respect recording the appropriate documents evidencing additional security interests in the Coffee and Bay Landing facilities.

Future maturities of the Note Payable - Colony Bank loan are as follows:

Years ending June 30:

      Amount_

           2014

$     59,397

           2015

  4,092,676

$4,152,073

Note 4 - Note payable - Dodge Investors, LLC

Dodge Investors currently owns a 35% interest in Dodge.  Dodge Investors loaned proceeds totaling $1,100,000, to Dodge which were used in conjunction with the loan from Colony Bank (Note 3) to acquire the nursing home. The note payable bears interest at 13% per annum with interest due monthly, in arrears.

The entire principal amount of the note is due on July 1, 2014.   Dodge NH can prepay the note without penalty, without notice and at any time provided all interest is paid through the prepayment date. Repayment of the note is subordinate to the first mortgage held by Colony Bank on the nursing home.  Repayment of this note will be due immediately upon the sale of the facility.

In accordance with the operating agreement of Dodge NH, LLC, if less than $550,000 of the Dodge Investors note payable is repaid on or before December 31, 2013, Dodge will not only continue to pay interest on the unpaid balance portion of the note at the rate of 13%, but it will also increase the equity shares then owned by Dodge Investors from 35% to 37.5% of Dodge.

Also in connection to this loan from Dodge Investors, the majority stockholder has provided assurances to the members of Dodge Investors of plans to issue to members of Dodge Investors warrants to purchase 200,000 shares of Global’s (Notes 5 and 10) common stock, exercisable at $.60 per share for a period of four years from the consummation of the stock purchase agreement described in Note 10.

Note 5 - Note payable - Global Casinos, Inc.

Effective on the inception date of March 13, 2013, the West Paces Ferry Healthcare REIT, Inc. assumed an outstanding note payable obligation owed to Global Casinos, Inc. in the principal amount of $500,000.  The loan is evidenced by a promissory note providing that the loan shall bear interest at the rate of 5% per annum, interest payable monthly, with the total outstanding principal balance due on demand (Note 10).  In exchange for this note assumption, the Company also accepted a receivable due from the majority stockholder also in the amount of $500,000 (Note 7).

Note 6 - Facility Lease

The Dodge nursing home is being operated under a lease agreement by Eastman Healthcare and Rehab, LLC, (Eastman Rehab).  The initial term of the lease is for five years commencing July 1, 2012, and ending June 30, 2017.  The lease requires lease payments to be made in advance in the amount of $45,000 per month for the first year of the lease.  The monthly lease payments escalate by $1,000 per month on each lease anniversary, thereafter.  The initial term of the lease can be extended for one additional term of five years.  Payment terms of the rent will be negotiated at the time of renewal.

Future cash payments for rent to be received during the initial term of the lease are as follows:

Years Ending June 30:

  Amount_

             2014

$   552,000

             2015

564,000

             2016

576,000

             2017

     588,000

$2,280,000

Rent income totaling $163,333, includes the pro-rated minimum monthly March 2013, rent received from the lessee of $22,500, plus the straight line rent adjustment of $7,000, less amortization of the deferred lease incentive of $1,167, for the period ending June 30, 2013.

Note 7 - Related party advances and advances to and from the majority stockholder

The Company has accepted an unsecured, interest free receivable due from the majority stockholder totaling $500,000, as of June 30, 2013. This amount has been netted in the consolidation against an advance owed back to the majority stockholder by Dodge totaling $50,000.  Additionally, the majority stockholder committed to advance funds totaling $100 to the Company used to purchase the 65% interest in Dodge (Note 2) on March 15, 2013.

In addition to the stockholder advance above, the Company’s majority stockholder owns other companies to which advances have been made.  As of June 30, 2013, the Company has unsecured and interest-free, net amounts due from companies affiliated with the majority stockholder as follows:

Due from affiliates:

Saint Simons Healthcare, LLC

$34,400

GL Nursing, LLC

   1,000

35,400

Due to affiliates:

Edwards Redeemer Property Holdings, LLC

   (7,345)

Net due from affiliates

$28,055

The affiliates in the schedule above are related to the Company through common control and ownership of its majority stockholder.

The Company determined that an advance by Dodge to an affiliate (Georgia Healthcare REIT, Inc.) totaling $108,182, was no longer collectible as of June 30, 2013.  Accordingly, the Company recorded this amount as a bad debt expense on the Consolidated Statement of Operations during the period ended June 30, 2013.

Note 8 - Fair value measurements

Financial accounting standards establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value.  This hierarchy consists of three broad levels: Level 1 inputs have the highest priority, and Level 3 inputs have the lowest priority.  In some cases, the inputs used to measure fair value might fall in different levels of the fair value hierarchy.  When this happens, the level in the fair value hierarchy that the asset or liability falls under is based on the lowest input level that is significant to the fair value measurement in its entirety.

Level 1 Inputs

Fair values are based on quoted prices (unadjusted) in active markets for identical assets that the Company has the ability to access at the measurement date (e.g. prices derived from NYSE, NASDAQ, or Chicago Board of Trade).

Level 2 Inputs

Fair values are based on inputs other than quoted prices included within Level 1 that are observable for valuing the asset or liability, either directly or indirectly (i.e. interest rate and yield curves observable at commonly quoted intervals, default rates, etc.)  Observable inputs include quoted prices for similar assets or liabilities in active or non-active markets.  Level 2 inputs may also include insignificant adjustments to market observable inputs.

Level 3 Inputs

Fair values are based on unobservable inputs used for valuing the asset or liability.  Unobservable inputs are those that reflect the Company’s own assumptions about the assumptions that market participants would use in pricing the asset or liability, based on the best information available in the circumstances.

Cash and cash equivalents and restricted cash - carrying amounts approximate the respective fair values due to the short maturities of those instruments.

Long-term debt - fair value was estimated using the discounted cash flows analysis based on current incremental borrowing rate for similar types of borrowing arrangements.

Considerable judgment is required in interpreting market data to develop the estimates of fair value and, accordingly, the estimates are not necessarily indicative of the amounts that the Company could realize in a current market exchange.

Note 9 - Supplemental Disclosure of cash flow information

The Company assumed a note payable owed to Global Casinos, Inc. in the amount of $500,000, in exchange for a receivable in the amount of $500,000 due from the majority stockholder on March 13, 2013.

The Company recorded subscriptions receivable for the issuance of 1,000 shares of common stock at par value totaling $100, on March 13, 2013.

The Company acquired a controlling 65% interest in Dodge NH, LLC on March 15, 2013.  On this acquisition date, unrestricted cash and cash equivalents held by Dodge and included in the consolidation totaled $11,188.  The non-cash elements of this acquisition are described in more detail in Notes 1 & 2.

Cash payments for interest totaled $100,769, for the period ending June 30, 2013. Cash payments for interest paid to Dodge Investors, LLC (a related party) included with this amount totaled $35,750, for the period ending June 30, 2013.

There were no cash payments for income taxes during the period presented.

Note 10 - Stock purchase agreement with Global Casinos, Inc.

On April 13, 2013, the stockholders entered into a stock purchase agreement (SPA) whereby they agreed to sell all of their shares to Global Casinos, Inc. (Global) for the purchase price of $100.  Global is a publically traded company that owns two casinos in Colorado.  Global’s shares are traded on the Over-The-Counter Bulletin Board.

The consummation of the SPA is conditioned upon the following terms:

(i)   the approval of the Global shareholders,

(ii) the approval of the Colorado Division of Gaming for a change in ownership of gaming licenses of the casinos owned by Global that are subject to a split-off agreement,

(iii) the concurrent closing of the split-off agreement and,

(iv) the filing and acceptance of certain documents with the Securities and Exchange Commission regarding the above transactions.

After the closing of the SPA the Company will be wholly owned by Global.  Also, concurrent with the conclusion of the stock purchase, Global will cause its Board of Directors and Executive Officers to be reconstituted to consist of the stockholders of the Company and their designees.

The stock purchase agreement also acknowledges that, upon conclusion of the stock purchase agreement, the outstanding note payable owed to Global Casinos, Inc. in the amount of $500,000, described more fully in Note 5, will then become an inter-company liability which will be eliminated on consolidation for financial reporting purposes.   The stockholders of the Company will also then have the right to cause Global to forgive the indebtedness.

Note 11 - Subsequent events

Management has evaluated subsequent events through November 7, 2013, which is the date the financial statements were available to be issued.

The Company was notified by Global Casinos, Inc. on September 19, 2013, that the change in ownership of gaming licenses by the Colorado Division of Gaming (condition (ii) described in Note 10 above), was approved.

Effective September 30, 2013, the Company completed the sale of their shares to Global and the majority stockholder of the Company assumed the role of CEO and President of Global.  Also, on this same date, Global Casinos, Inc. changed its name to Global Healthcare REIT, Inc.

(a) Financial Statements (continued)

Also filed herewith are the audited financial statements of Eastman Healthcare & Rehab, LLC, which comprises the balance sheet as of June 30, 2013, and the related statement of loss and changes in retained deficit and cash flows for the year ending June 30, 2013.  Those financial statements include the following:

1.

 Report of Independent Auditors

2.

 Balance Sheet at June 30, 2013

3.

 Statement of Loss and Changes in Retained Deficit as of June 30, 2013

4.

 Statement of Cash Flows for the year ended June 30, 2013

5.

Notes to Financial Statements

EXPLANATORY NOTE

Effective July 1, 2012, Georgia Healthcare REIT, Inc. acquired a 65% interest Dodge NH, LLC, which owns certain real property that has historically been operated as a 100 bed skilled nursing facility (the “Middle Georgia Nursing Home”).  Prior to its purchase by Dodge NH, LLC, the Middle Georgia Nursing Home was operated by Middle Georgia Nursing Home, Inc., d/b/a Crescent Ridge Eastman, Georgia (“Crescent Ridge”).  Concurrently with its purchase of the Middle Georgia Nursing Home, Dodge NH, LLC entered into a five year operating lease with an independent third party professional nursing home operator named Eastman Healthcare and Rehab, LLC (“Eastman Healthcare”).  The operating lease with Eastman Healthcare calls for initial monthly rental payments of $45,000 which escalate by $1,000 per month each year thereafter. Georgia Healthcare REIT, Inc. subsequently sold its interest in Dodge NH to West Paces Ferry Healthcare REIT, Inc.

The historical financial condition and results of operations of Eastman Healthcare do not reflect the operating and revenue model of Dodge NH, LLC .  Where Eastman Healthcare was a lessee/operator, West Paces and its majority owned subsidiary, Dodge NH, LLC are strictly lessors and have no financial interest or control in the operations of the nursing home by Eastman Healthcare.  Nevertheless, the historical financial statements of Eastman Healthcare are included in this Current Report on Form 8-K under the guidance of Section 2340 of the Financial Reporting Manual published by the SEC which relates to the need to disclose the financial statements of a significant lessee of a registrant due to the concentration of risk associated with a reliance upon a significant lessee.

We caution all investors that no inference should be made that the historical financial condition and results of operations of Eastman Healthcare are indicative of the financial condition or anticipated results of future operations of West Paces; and these financial statements solely for the purpose of evaluating the concentration of risk that West Paces might experience due to its reliance upon a single lessee of a single property.  Because the operating and revenue model of West Paces as a landlord and Eastman Healthcare as an lessee/operator are so starkly different, actual future operating results of West Paces will be significantly different from the historical results of Eastman Healthcare.

 Eastman Healthcare & Rehab, LLC

Financial Statements

For the year ended June 30, 2013

Carr, Riggs & Ingram, LLC

4360 Chamblee Dunwoody Road # 420

Atlanta, GA  30341

770-457-6606

Independent Auditors’ Report

To the Members

Eastman Healthcare & Rehab, LLC

Alamo, Tennessee

We have audited the accompanying financial statements of Eastman Healthcare & Rehab, LLC, which comprises the balance sheet as of June 30, 2013, and the related statement of loss and changes in retained deficit and cash flows for the year then ended and the related notes to the financial statements.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these financial statements in accordance with accounting principles generally accepted in the United States of America.   This includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditor’s Responsibility

Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control.  Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Eastman Healthcare & Rehab, LLC as of June 30, 2013, and the results of its operations and its cash flows for the year then ended, June 30, 2013, in conformity with accounting principles generally accepted in the United States of America.

/s/ Carr, Riggs & Ingram, LLC

Atlanta, Georgia

November 11, 2013

Eastman Healthcare & Rehab, LLC

Balance Sheet

June 30, 2013

Assets

Current assets

Cash and cash equivalents

$     27,279

Patient accounts receivable, net of allowance for

  doubtful accounts of $275,000

413,748

Prepaid expenses

21,511

Restricted - patient trust funds

33,441

Due from prior owner

     308,156

Total current assets

     804,135

Property and equipment

Equipment and furniture

       37,459

Less: accumulated depreciation

        (2,547)

Total property and equipment, net

       34,912

Other assets

Due from New Beginnings Care, LLC

259,950

Lease deposit

       25,000

     284,950

Total assets

$1,123,997

See accompanying notes to these financial statements

Eastman Healthcare & Rehab, LLC

Balance Sheet (continued)

June 30, 2013

Liabilities and Retained Deficit

Current liabilities

Accounts payable - trade

$   440,494

Current portion of provider fees payable

619,844

Patient trust funds payable

33,441

Other accrued expenses

     122,275

Total current liabilities

  1,216,054

Provider fees payable, net of current portion

201,076

Due to affiliates

11,859

Deferred lease incentive, net of accumulated amortization of $4,000

16,000

Straight line rent adjustment

24,000

Advance from member

       70,000

Total liabilities

1,538,989

Retained deficit

    (414,992)

Total liabilities and retained deficit

$1,123,997

See accompanying notes to these financial statements

Eastman Healthcare & Rehab, LLC

Statement of Loss and Changes in Retained Deficit

For the year ended June 30, 2013

Revenues

Net patient service revenues

$4,696,893

Other income, net

       14,531

Total revenues

  4,711,424

Expenses

Patient service expenses

2,220,114

Dietary services

515,067

Laundry and housekeeping services

217,031

Plant operations and maintenance

251,647

Provider fees

514,488

Management fees - New Beginnings Care, LLC

249,291

General and administrative and other expenses

598,778

Facility lease

     560,000

Total operating expenses

  5,126,416

Net loss

(414,992)

Retained deficit, beginning of year

          -___

Retained deficit, end of year

$  (414,992)

See accompanying notes to these financial statements

Eastman Healthcare & Rehab, LLC

Statement of Cash Flows

For the year ended June 30, 2013

Cash flows from operating activities

Net loss

$(414,992)

Adjustments to reconcile net loss to cash provided

by operating activities

Depreciation

2,547

(Increase) decrease in operating assets:

Patient accounts receivable, net

(413,748)

Prepaid expenses

(21,511)

Due from prior owner

(308,156)

Lease deposit

(25,000)

Increase (decrease) in operating liabilities:

Accounts payable - trade

440,494

Provider fees payable

820,920

Other accrued expenses

  122,275

Deferred lease incentive

16,000

Straight line rent adjustment

     24,000

Net cash provided by operating activities

   242,829

Cash flows from investing activities

Purchase of equipment and furniture

    (37,459)

Net cash used in investing activities

    (37,459)

Cash flows from financing activities

Net advances to New Beginnings Care, LLC

(259,950)

Net advances from affiliates

11,859

Proceeds from member advance

     70,000

Net cash provided by financing activities

  (178,091)

Net increase in cash and cash equivalents

27,279

Cash and cash equivalents, beginning of year

         -___

Cash and cash equivalents, end of year

$   27,279

See accompanying notes to these financial statements

Eastman Healthcare & Rehab, LLC

Notes to the Financial Statements

For the year ended June 30, 2013

Note 1 - Nature of Business and Significant Accounting Policies

Nature of Business

Eastman Healthcare & Rehab, LLC (the Company) is a limited liability company, formed in 2012. The Company leases and operates a 100-bed nursing home located in Eastman, Georgia.  The Company is principally engaged in providing long-term medical and therapeutic care to residents of the nursing home.  Operations of the Company began on July 1, 2012, at the inception of the facility lease described in Note 5 below.

Significant Accounting Policies

Cash and cash equivalents

For purposes of the statement of cash flows, the Company considers all highly liquid debt instruments purchased with an original maturity of three months or less to be cash equivalents.

Property, Equipment and Depreciation

Depreciation of property and equipment will be computed on the straight-line method over the following estimated useful lives:

       Equipment and furniture

7-10 years

Depreciation expense for the year ended June 30, 2013 is $2,547.

Patient Accounts Receivables

The Company grants credit without collateral to its residents, of whom most are receiving reimbursement under government programs or are insured under third-party contractual agreements.  The collectability or reliability of the accounts receivable is dependent primarily upon the performance of the government unit, the third party or the resident's family.  The provision for doubtful accounts has been established based upon historical experience of the operator, the aging of the account and the payor classification.  Uncollectible accounts are written off after all collection efforts have been exhausted.  Patient accounts receivable are presented net of the allowance for doubtful accounts of $275,000, at June 30, 2013.

Estimated Third-Party Payor Settlements

The Company has agreements with third-party payors that provide for payments to the Company at amounts different from its established rates.  Retroactive adjustments are recorded on an estimated basis in the period the related services are rendered and adjusted in future period as final settlements are determined. Differences between the estimated amounts recorded and interim and final settlements are reported in operations in the year of settlement.

Revenue Recognition and Net Patient Service Revenue

Revenues are derived from services rendered to patients for long-term care, including skilled and intermediate care, and rehabilitation therapy services.

Revenues are recorded when services are provided based upon established rates adjusted for amounts expected to be received under third-party contractual arrangements with governmental providers, Medicare and Medicaid.  These revenues and receivables are stated at amounts estimated by management to be at their net realizable value. Net patient service revenue includes estimated retroactive adjustments under reimbursement agreements with third-party payors.  The Company only recognized patient service revenue to the extent it expects to collect that amount.

For private pay in long-term care, the Company bills room and board in advance for the following month, with the remittance being due on receipt of the statement and generally by the 10th day of the month services are performed.  Ancillary charges are billed as the services are performed.

Payments are received from the Medicare program under a prospective payment system (PPS).  For skilled nursing services, Medicare pays a fixed fee per Medicare patient day, based on the acuity level of the patient.

Medicaid program payments for long-term care services are based upon rates set by the state of Georgia using historical cost and are adjusted quarterly for case mix.

Advances to and from affiliates

The Company periodically advances cash to and from the management company (Note 3) and other affiliates as a part of the normal course of business.  The Company monitors these advances on a continual basis, evaluating the creditworthiness of the related party and its ability to repay the advance, generally using the strength and projected cash flows of the underlying related party operations as a basis for extending credit.  The Company records allowances for collection against the advances when indisputable factors are present that indicate the related party will not be able to repay the advance.  There were no allowances recorded for uncollectible affiliate receivables for the year ended June 30, 2013.

Deferred lease incentive

The landlord provided the Company with an incentive to execute the lease on July 1, 2012, valued at $20,000.  This amount has been capitalized and is being amortized over the life of the lease.  Amortization of this deferred credit is expected to total approximately $4,000, per year through the initial term of the lease described in Note 5.

Straight line rent adjustment

Rent on the facility is usually paid and recognized as expense by the Company in the month to which it relates.  The nursing home lease is subject to annual escalations of the minimum monthly rent required under the lease.  The accompanying financial statements reflect rental expense on a straight-line basis over the term of the lease (Note 5).  Cumulative adjustments associated with the straight-

line rent requirement are reflected as a long-term liability and totaled $24,000, as of June 30, 2013.  Adjustments to reflect rent income on a straight line basis totaled $24,000, for the year ending June 30, 2013.

Income Taxes

The members have elected for the Company to be taxed as a partnership for income tax purposes.

Accordingly, the income or loss of the Company is reported on the tax returns of the individual members. The Company’s short year tax return for the period ending December 31, 2012, has been filed and is subject to audit by various taxing authorities to include the Federal Government and the State of Georgia.

As defined by Financial Accounting Standards Board Accounting Standards Codification (ASC) Topic 740, Income Taxes, no provision or liability for materially uncertain tax positions was deemed necessary by management.

Use of Estimates

Management uses estimates and assumptions in preparing financial statements in accordance with generally accepted accounting principles.  These estimates and assumptions affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities, and the reported revenues and expenses.  Actual results could vary from the estimates that were used in preparing the financial statements.

Note 2 - Other Accrued Expenses

The components of other accrued expenses as of June 30, 2013, are as follows:

Accrued payroll and related expenses

$119,245

Other accrued expenses

      3,030

$122,275

Note 3 - Related Party Transactions and Advance Payable - member

Management agreement and advances to and from management company

The Company entered into a management agreement for operations of the Facility with New Beginnings Care, LLC (“the Manager”), a company related through common ownership. The Manager will manage and control all aspects of the operation of the Facility as a nursing home throughout the term of the management agreement.  The agreement, effective July 1, 2012, is for a term of one year with annual automatic renews for successive one year periods, thereafter.  Effective July 1, 2013, the management agreement was renewed for one additional year.  The agreement may be canceled by either party with a written thirty-day notice.  Management fees are calculated at the rate of 5% of gross revenues of the facility and totaled $249,291, for the year ended June 30, 2013.

The Company advances funds to and from the management company on a daily operational basis as part of a cash management system administered by the management company.  Net advances due from the Manager totaled $259,950, as of June 30, 2013.  Advances to and from the management company are interest free and unsecured.  The Company does not anticipate fully collecting this advance in the near term and has, therefore, classified the advance as long term as of June 30, 2013.

Advances from affiliate

The Company received cash advances from two related companies under common control of the members of this Company.  These advances are unsecured and interest free and totaled $11,859, at June 30, 2013.  The Company does not anticipate repaying this advance in the near term and has, therefore, classified the advance as long term as of June 30, 2013.

Advance from member

EBT Healthcare, LLC, a member of the Company, advanced funds totaling $70,000, to the Company during the year ended June 30, 2013.  This advance is interest free and unsecured.  Although due upon demand by the member, the Company does not anticipate repaying this advance in the near term and has, therefore, classified the advance as long term as of June 30, 2013.

Note 4 - Net Patient Service Revenue

The Company’s net patient service revenues are derived primarily from Federal (Medicare) and State (Medicaid) programs. Below is a summary of the composition of revenue mix for the year ended June 30, 2013:

                                                     Revenue

Medicaid

76%

Medicare

22%

Other

  2%

100%

The Company has agreements with third-party payors that provide for payments to the Company at amounts that differ from its established rates.  The Company is reimbursed for cost reimbursable items at a tentative rate with final settlement determined after submission of annual cost reports by the Company and audits thereof by the intermediaries.  Final settlements are estimated and recorded in the financial statements in the year in which they occur.  The estimated settlements recorded at June 30, 2013, could differ from actual settlements based on the results of cost report audits.

Laws and regulations governing the Medicare and Medicaid programs are complex and subject to interpretation. Noncompliance with such laws and regulations can be subject to regulatory actions including fines, penalties and exclusion from the Medicare and Medicaid programs.  The Company believes they are in material compliance with all applicable laws and regulations.

The Medicare PPS methodology requires that patients be assigned to Resource Utilization Groups (RUGS) based on the acuity level of the patient to determine the amount paid for patient services.  The assignment of patients to the various RUG categories is subject to post-payment review by Medicare intermediaries. The Company believes is has made adequate provision for any adjustments that may result from these reviews.  Any differences between the net revenues recorded and the final determination will be adjusted in future periods as adjustments become known.

Note 5 - Lease Commitments

The Company leases the facility under a triple net operating lease with Dodge NH, LLC. The lease began on July 1, 2012, with an initial term of five years.  The lease provides for one additional renewal period of five years.  The Company paid a security deposit totaling $25,000, at the inception of the lease to be refunded or applied to the final lease payment at the termination of the lease.  The lease requires monthly lease payments to be paid to the lessor equal to $45,000, during the first year of the lease.  This amount increases annually by $1,000, per month on each subsequent lease year anniversary.  Minimum lease payments due under the lease totaled $540,000 for the year ending June 30, 2013.

The future minimum lease payments under the lease are as follows:

Year Ending

 June 30,

Amount

2014

$   552,000

2015

564,000

2016

576,000

2017

     588,000

$2,280,000

Rent expense as reported in the Statement of Loss for the year ended June 30, 2013, is composed of the following:

Minimum monthly rents

$540,000

Adjustments to reflect rent on a straight line basis

24,000

Amortization of deferred lease incentive

     (4,000)

$560,000

Note 6 - Provider Fees Payable and Due from Prior Owner

The State of Georgia assesses a provider fee upon all duly licensed nursing homes operating within the State.  The fee, due quarterly, is assessed uniformly based on non-medicare patient days of the nursing home.  The Company’s balance sheet reflects a liability in connection with outstanding provider fees assessed on this nursing facility totaling $820,920.   Subsequent to the balance sheet date, the Company entered into a payment plan agreement with the State agency responsible for collecting these fees in which they have agreed to pay $804,306, of this liability ratably over a twelve month period beginning in October 2013, plus interest on this outstanding amount at 6%.  The Company has reflected $201,076, of this liability as non-current on the balance sheet and $619,844, as a current liability as of June 30, 2013.

These unpaid fees have accrued ratably over a period of time that precedes the July 1, 2012, inception date of the Company.  Included in the total provider fees payable of $820,920, are fees totaling $306,432 that accrued under prior ownership of the nursing home.  Accordingly, the Company is seeking reimbursement from the prior owner for this amount and has recorded this amount as an account receivable due from the prior owner (Note 9).  This amount joins an additional accounts receivable due from the prior owner of $1,724, for a total Due from prior owner of $308,156, at June 30, 2013.  The Company, in conjunction with assistance from Dodge NH, LLC and its enforcement provisions provided under an operations transfer agreement, believes it will be able to collect this amount from the prior owner in the near term and has, therefore, classified this receivable as current on the balance sheet as of June 30, 2013.

Note 7 - Fair Value of Financial Instruments

Financial accounting standards establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value.  This hierarchy consists of three broad levels: Level 1 inputs have the highest priority, and Level 3 inputs have the lowest priority.  In some cases, the inputs used to measure fair value might fall in different levels of the fair value hierarchy.  When this happens, the level in the fair value hierarchy that the asset or liability falls under is based on the lowest input level that is significant to the fair value measurement in its entirety.

Level 1 Inputs

Fair values are based on quoted prices (unadjusted) in active markets for identical assets that the Company has the ability to access at the measurement date (e.g. prices derived from NYSE, NASDAQ, or Chicago Board of Trade).

Level 2 Inputs

Fair values are based on inputs other than quoted prices included within Level 1 that are observable for valuing the asset or liability, either directly or indirectly (i.e. interest rate and yield curves observable at commonly quoted intervals, default rates, etc.)  Observable inputs include quoted prices for similar assets or liabilities in active or non-active markets.  Level 2 inputs may also include insignificant adjustments to market observable inputs.

Level 3 Inputs

Fair values are based on unobservable inputs used for valuing the asset or liability.  Unobservable inputs are those that reflect the Company’s own assumptions about the assumptions that market participants would use in pricing the asset or liability, based on the best information available in the circumstances.

Cash and cash equivalents - The amounts reported in the accompanying balance sheet as cash and cash equivalents approximate fair value because of the short maturities of those instruments.

Estimated third-party payor settlements - The carrying amounts reported in the accompanying balance sheets for estimated third-party payor settlements approximate fair value.

Considerable judgment is required in interpreting market data to develop the estimates of fair value and, accordingly, the estimates are not necessarily indicative of the amounts that the Company could realize in a current market exchange.

Note 8 - Concentrations of Credit Risk

Financial instruments which potentially expose the Company to concentrations of credit risk consist primarily of cash and cash equivalents and accounts receivable.

Cash and cash equivalents are held with various financial institutions. From time to time, these balances exceed the federally insured limits. These balances are maintained with high quality financial institutions which management believes limits the risk.

Accounts receivable are recorded at net realizable value. The Company performs ongoing evaluations of its residents and significant third-party payers with which they contract, generally not requiring collateral. Management believes that credit risk with respect to accounts receivable from residents is limited based on the stature and diversity of the third-party payers with which they contract. The Company maintains an allowance for doubtful accounts which management believes is sufficient to cover potential losses.

Note 9 - Subsequent Events

In preparing these financial statements, the Company has evaluated events and transactions for potential recognition or disclosure through November 11, 2013, the date the financial statements were available to be issued.

As disclosed in Note 6 above, the Company is seeking $306,432, in reimbursement from the prior owner in connection with past due provider fees.  The Company received notification on October 31, 2013, from representatives of the prior owner, of their intention to pay this full amount.  The Company expects reimbursement of this amount in November 2013.

(b)  Pro Forma Financial Information

The following unaudited pro forma balance sheets give effect to the split-off of the historical gaming assets and operations and simultaneous acquisition of West Paces Ferry (collectively the “Reorganization”) effective September 30, 2013.  The pro forma statements of operations have been prepared giving effect to the Reorganization as if it had been consummated as of the beginning of each period shown.

The unaudited pro forma condensed combined financial data do not reflect the effects of any anticipated changes to be made by West Paces in its operations from the historical operations,  are presented for informational purposes only and should not be construed to be indicating (i) the results of operations or the financial  position of West Paces that actually would have occurred had the Reorganization been consummated as of the dates indicated or (ii) the results of operation or the financial position of West Paces in the future.

The Reorganization is accounted for as a reverse acquisition.

Global Healthcare REIT, Inc.
Condensed Pro Forma Balance Sheet
September 30, 2013
(Unaudited)

	Global Healthcare REIT, Inc.	West Paces Ferry Healthcare REIT, Inc.	Pro Forma Adjustments	Notes	Pro Forma Balance Sheet
Current Assets
Cash and Cash Equivalents	$ 254,880	$ 15,576	$ -		$ 270,456
Advances from Related Parties	-	481,055	-		481,055
Note Receivable - Current	542,397	-	(518,750)	(a)	23,647
Inventory	-	15,000	-		15,000
Total Current Assets	797,277	511,631	(518,750)		790,158

Property and Equipment
Land	-	50,000	-		50,000
Land Improvements	-	200,000	-		200,000
Buildings and Improvements	-	4,230,100	-		4,230,100
Furniture, Fixtures and Equipment	-	400,000	-		400,000
	-	4,880,100	-		4,880,100
Less Accumulated Depreciation	-	(242,917)	-		(242,917)
Property and Equipment, Net	-	4,637,183	-		4,637,183

Global Healthcare REIT, Inc.
Condensed Pro Forma Balance Sheet (continued)
September 30, 2013
(Unaudited)

Global Healthcare REIT, Inc.	West Paces Ferry Healthcare REIT, Inc.	Pro Forma Adjustments	Notes	Pro Forma Balance Sheet

Other Assets
Restricted Cash	-	201,138	-		201,138
Note Receivable - Long-Term	688,726	-	-		688,726
Deferred Financing Costs, Net	-	74,520	-		74,520
Straight Line Rent Adjustment	-	27,000	-		27,000
Goodwill	-	100,000	1,552,540	(b)	1,652,540
Total Other Assets	688,726	402,658	1,552,540		2,643,924

Total Assets	$ 1,486,003	$ 5,551,472	$ 1,033,790		$ 8,071,265

Global Healthcare REIT, Inc.
Condensed Pro Forma Balance Sheet (continued)
September 30, 2013
(Unaudited)

Global Healthcare REIT, Inc.	West Paces Ferry Healthcare REIT, Inc.	Pro Forma Adjustments	Notes	Pro Forma Balance Sheet

LIABILITIES AND STOCKHOLDERS' EQUITY

Current Liabilities
Convertible Notes Payable, Net	$ 240,752	$ -	$ -	$ 240,752
Notes Payable - Current Portion	-	1,165,468	(500,000)	665,468
Accounts Payable and Accrued Liabilities	55,873	79,988	(18,750)	117,111
Total Current Liabilities	296,625	1,245,456	(518,750)	1,023,331

Long-Term Liabilities
Notes Payable	-	4,569,587	-	4,569,587
Lease Security Deposit	-	25,000	-	25,000
Total Long-Term Liabilities	-	4,594,587	-	4,594,587

Global Healthcare REIT, Inc.
Condensed Pro Forma Balance Sheet (continued)
September 30, 2013
(Unaudited)

Global Healthcare REIT, Inc.	West Paces Ferry Healthcare REIT, Inc.	Pro Forma Adjustments	Notes	Pro Forma Balance Sheet

Stockholders' Equity
Preferred Stock: 10,000,000 Shares Authorized
Series A - No Dividends, $2.00 Stated Value, Non-Voting,
2,000,000 Shares Authorized, 200,500 Shares Issued and Outstanding	401,000	-	-	401,000
Series D - 8% Cumulative, Convertible, $1.00 Stated Value, Non-Voting,
1,000,000 Shares Authorized, 700,000 Shares Issued and Outstanding	700,000	-	-	700,000
Common Stock - $0.05 Par Value; 50,000,000 Shares Authorized; 10,365,553 and 7,246,978 Shares Issued and Outstanding
	518,279	-	-	518,279

Global Healthcare REIT, Inc.
Condensed Pro Forma Balance Sheet (continued)
September 30, 2013
(Unaudited)

Global Healthcare REIT, Inc.	West Paces Ferry Healthcare REIT, Inc.	Pro Forma Adjustments	Notes	Pro Forma Balance Sheet

Additional Paid-In Capital	16,320,569	-	1,552,540	(b)	1,072,639
			(16,750,470)	(c)
			(50,000)	(d)
Accumulated Deficit	(16,750,470)	(202,108)	16,750,470	(c)	(202,108)

	1,189,378	(202,108)	1,502,540		2,489,810
Non-Controlling Interest	-	(86,463)	(86,463)		(86,463)
Total Stockholders' Equity	1,189,378	(288,571)	1,416,077		2,403,347

Total Liabilities and Stockholders' Equity	$ 1,486,003	$ 5,551,472	$ 897,327		$ 8,021,265

Global Healthcare REIT, Inc.
Condensed Pro Forma Statement of Operations
For the Period from March 13, 2013 (Date of Inception) Through September 30, 2013
(Unaudited)

	Global Healthcare REIT, Inc.	West Paces Ferry Healthcare REIT, Inc.	Pro Forma Adjustments	Notes	Pro Forma Statement of Operations

Revenue
Rental Revenue	$ -	$ 303,333	$ -		$ 303,333
Expenses
General and Administrative	-	162,669	50,000	(d)	212,669
Depreciation and Amortization	-	128,329	-		128,329
	-	290,998	50,000		340,998
Income from Operations	-	12,335	(50,000)		(37,665)
Other (Income) Expense
Interest Expense, Net	-	234,795	-		234,795
Consolidated Net Loss	-	(222,460)	(50,000)		(272,460)
Net Loss Attributable to Non-Controlling Interest	-	63,324	-		63,324
Net Loss Attributable to Controlling Interest	-	(159,136)	(50,000)		(209,136)
Series D Preferred Dividends	-	-	-		-
Net Loss Attributable to Common Shareholders	$ -	$ (159,136)	$ (50,000)		$ (209,136)
Net Loss Per Share - Basic and Diluted					$ (0.03)

Weighted Average Number of Common Shares Outstanding
Basic and Diluted					7,262,493

Global Healthcare REIT, Inc.

September 30, 2013

Footnotes to Pro Form Presentation

(a)	To eliminate $500,000 note and related accrued interest between Global Healthcare REIT, Inc. and West Paces Ferry Healthcare REIT, Inc. upon consolidation.

(b)

Per ASC 805-40-55-12, goodwill is calculated as the consideration effectively transferred less the net recognized values of the accounting acquiree's identifiable assets and liabilities.

The purchase price allocation is as follows:

	Cash	$254,880
	Note Receivable	$1,212,373
	Accrued Interest Receivable	18,750
	Notes Payable	(240,752)
	Accounts Payable and Accrued Liabilities	(55,873)

	Fair Value of Net Assets Acquired	1,189,378

	Goodwill	1,552,540

	Consideration Effectively Transferred	$2,741,918

(c)	To eliminate Global's accumulated deficit in conjunction with the reverse acquisition.

(d)	To record estimated transaction costs related to the reverse acquisition.

(c)	Exhibits
	Item	Title

3.1	Amended and Restated Articles of Incorporation*
10.1	Loan Purchase Agreement*
10.2	Assignment of Deed of Trust*
10.3	Assignment of Note*
10.4	Assignment, Assumption and Indemnity Agreement*
10.5	Security and Hypothecation Agreement*
10.6	Intercompany Agreement*
10.7	Promissory Note*

*

Previously filed as Exhibits to Form 8-K dated effective September 30, 2013 and filed with the Commission on October 4, 2013.

SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Global Healthcare REIT, Inc., f/k/a Global Casinos, Inc. (Registrant)

Dated: December 16, 2013	__/s/ Christopher Brogdon Christopher Brogdon, President